SCHEDULE OF INVESTMENTS

Delaware Ivy Science and Technology Fund (in thousands)	JUNE 30, 2021 (UNAUDITED)

COMMON STOCKS	Shares	Value
Communication Services

Interactive Media & Services – 16.7%
Alphabet, Inc., Class A(A)	135	$328,850
Alphabet, Inc., Class C(A)	134	336,428
Facebook, Inc., Class A(A)	2,170	754,370
IAC/InterActiveCorp(A)	464	71,593
Pinterest, Inc., Class A(A)	1,134	89,537
Snap, Inc., Class A(A)	836	56,936
Tencent Holdings Ltd.(B)	797	59,955
Vimeo, Inc.(A)	674	33,010
		1,730,679
Wireless Telecommunication Service – 1.0%
T-Mobile U.S., Inc.(A)	713	103,297

Total Communication Services - 17.7%		1,833,976
Consumer Discretionary

Auto Parts & Equipment – 0.6%
Luminar Technologies, Inc., Class A(A)	2,806	61,589
Internet & Direct Marketing Retail – 7.6%
Alibaba Group Holding Ltd. ADR(A)	1,085	246,098
Amazon.com, Inc.(A)	156	536,586
		782,684
Total Consumer Discretionary - 8.2%		844,273
Health Care

Biotechnology – 7.0%
CRISPR Therapeutics AG(A)	862	139,588
Moderna, Inc.(A)	1,391	326,757
Vertex Pharmaceuticals, Inc.(A)	1,306	263,378
		729,723
Health Care Technology – 3.5%
Cerner Corp.	3,451	269,697
Teladoc Health, Inc.(A)(C)	535	88,986
		358,683
Total Health Care - 10.5%		1,088,406
Industrials

Industrial Machinery – 0.0%
Kornit Digital Ltd.(A)	21	2,620

Trucking – 1.2%
Uber Technologies, Inc.(A)	2,467	123,668

Total Industrials - 1.2%		126,288
Information Technology

Application Software – 7.2%
ACI Worldwide, Inc.(A)(D)	7,328	272,170
Aspen Technology, Inc.(A)	2,705	372,076
Intuit, Inc.	210	102,944
		747,190
Data Processing & Outsourced Services – 10.5%
Euronet Worldwide, Inc.(A)	1,818	246,066
MasterCard, Inc., Class A	622	227,038
PayPal, Inc.(A)	868	252,945
TELUS International, Inc.(A)(C)	1,872	58,227
WNS (Holdings) Ltd. ADR(A)(D)	3,820	305,078
		1,089,354

Semiconductor Equipment – 4.9%
ASML Holding N.V., NY Registry Shares	738	510,149

Semiconductors – 21.3%
Infineon Technologies AG(B)	8,135	326,218
Intel Corp.	2,587	145,242
Microchip Technology, Inc.	1,161	173,778
Micron Technology, Inc.(A)	7,409	629,634
NVIDIA Corp.	253	202,463
ON Semiconductor Corp.(A)	2,918	111,683
QUALCOMM, Inc.	742	106,075
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,696	203,820
Universal Display Corp.	1,370	304,605
		2,203,518
Systems Software – 11.9%
Microsoft Corp.	3,480	942,829
ServiceNow, Inc.(A)	518	284,580
		1,227,409
Technology Hardware, Storage & Peripherals – 5.3%
Apple, Inc.	3,998	547,632

Total Information Technology - 61.1%		6,325,252
Materials

Fertilizers & Agricultural Chemicals – 0.3%
Marrone Bio Innovations, Inc.(A)(D)	18,274	30,334

Total Materials - 0.3%		30,334

TOTAL COMMON STOCKS – 99.0%		$10,248,529
(Cost: $3,484,516)

WARRANTS
Fertilizers & Agricultural Chemicals – 0.0%
Marrone Bio Innovations, Inc., expires 12-15-21(D)(E)(F)	523	477

TOTAL WARRANTS – 0.0%		$477
(Cost: $—)

CORPORATE DEBT SECURITIES	Principal
Materials
Fertilizers & Agricultural Chemicals – 0.1%
Marrone Bio Innovations, Inc., 8.000%, 12-31-22(D)(E)	$4,713	4,881

Total Materials - 0.1%		4,881

TOTAL CORPORATE DEBT SECURITIES – 0.1%		$4,881
(Cost: $4,712)

SHORT-TERM SECURITIES	Shares
Money Market Funds(H) - 1.6%
Dreyfus Institutional Preferred Government Money Market Fund - Institutional Shares, 0.010%(G)	5,465	5,465
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.030%	161,567	161,567
		167,032

TOTAL SHORT-TERM SECURITIES – 1.6%		$167,032
(Cost: $167,032)

TOTAL INVESTMENT SECURITIES – 100.7%		$10,420,919
(Cost: $3,656,260)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.7)%		(67,879)

NET ASSETS – 100.0%		$10,353,040

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Listed on an exchange outside the United States.

(C)	All or a portion of securities with an aggregate value of $5,347 are on loan.

(D)	Deemed to be an affiliate due to the Fund owning at least 5% of the voting securities.

(E)	Restricted securities. At June 30, 2021, the Fund owned the following restricted securities:

Security	Acquisition Date(s)	Principal	Cost	Value

Marrone Bio Innovations, Inc., 8.000%, 12-31-22	8-20-15	$4,713	$4,713	$4,881
Marrone Bio Innovations, Inc., expires 12-15-21	5-1-20	523	$–	$476

			$4,713	$5,357

The total value of these securities represented 0.1% of net assets at June 30, 2021.

(F)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(G)	Investment made with cash collateral received from securities on loan.

(H)	Rate shown is the annualized 7-day yield at June 30, 2021.

Each Fund’s investments are reported at fair value. Fair value is defined as the price that each Fund would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Reoccurring fair value measurements of Level 3 securities shall include a reconciliation of the beginning to ending balances for reported fair market values. A fair value hierarchy and Level 3 reconciliation, if applicable, have been included in the Notes to Schedule of Investments for each respective Fund.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized as follows:

• Level 1 - Observable inputs such as quoted prices, available in active markets, for identical assets or liabilities.

• Level 2 - Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair market value of investments.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of June 30, 2021:

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$10,248,529	$—	$—
Warrants	—	477	—
Corporate Debt Securities	—	4,881	—
Short-Term Securities	167,032	—	—

Total	$10,415,561	$5,358	$—

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

For Federal income tax purposes, cost of investments owned at June 30, 2021 and the related unrealized appreciation (depreciation) were as follows:

Cost	$3,656,260

Gross unrealized appreciation	6,788,053

Gross unrealized depreciation	(23,394)

Net unrealized appreciation	$6,764,659